Exhibit 99.3

Discussion and

Reconciliation of Non-

GAAP Financial Measures

December 31, 2022

(Unaudited)

Definitions
Adjusted Fixed Charge Coverage Adjusted EBITDAre divided by Fixed Charges. Adjusted Fixed Charge Coverage is a supplemental measure of liquidity and our ability to meet interest payments on our outstanding debt and pay dividends to our preferred stockholders, if applicable. Our various debt agreements contain covenants that require us to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain of our debt instruments. Adjusted Fixed Charge Coverage is subject to the same limitations and qualifications as Adjusted EBITDAre and Fixed Charges.
Adjusted Funds From Operations (“AFFO”) AFFO is defined as FFO as Adjusted after excluding the impact of the following: (i) amortization of stock-based compensation, (ii) amortization of deferred financing costs, net, (iii) straight-line rents, (iv) deferred income taxes, and (v) other AFFO adjustments, which include: (a) amortization of acquired market lease intangibles, net, (b) non-cash interest related to DFLs and lease incentive amortization (reduction of straight-line rents), (c) actuarial reserves for insurance claims that have been incurred but not reported, and (d) amortization of deferred revenues, excluding amounts amortized into rental income that are associated with tenant funded improvements owned/recognized by us and up-front cash payments made by tenants to reduce their contractual rents. Also, AFFO is computed after deducting recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements, and includes adjustments to compute our share of AFFO from our unconsolidated joint ventures. More specifically, recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements ("AFFO capital expenditures") excludes our share from unconsolidated joint ventures (reported in “other AFFO adjustments”). Adjustments for joint ventures are calculated to reflect our pro rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of AFFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. We reflect our share for consolidated joint ventures in which we do not own 100% of the equity by adjusting our AFFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods (reported in “other AFFO adjustments”). See FFO for further disclosure regarding our use of pro rata share information and its limitations. We believe AFFO is an alternative run-rate earnings measure that improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods, and (iii) results among REITs more meaningful. AFFO does not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as it excludes the following items which generally flow through our cash flows from operating activities: (i) adjustments for changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, (ii) transaction-related costs, (iii) litigation settlement expenses, and (iv) restructuring and severance-related charges. Furthermore, AFFO is adjusted for recurring capital expenditures, which are generally not considered when determining cash flows from operations or liquidity. Other REITs or real estate companies may use different methodologies for calculating AFFO, and accordingly, our AFFO may not be comparable to those reported by other REITs. Management believes AFFO provides a meaningful supplemental measure of our performance and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT, and by presenting AFFO, we are assisting these parties in their evaluation. AFFO is a non-GAAP supplemental financial measure and should not be considered as an alternative to net income (loss) determined in accordance with GAAP and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Consolidated Debt The carrying amount of bank line of credit, commercial paper, term loans, senior unsecured notes, and mortgage debt, as reported in our consolidated financial statements.
Consolidated Gross Assets The carrying amount of total assets, excluding investments in and advances to our unconsolidated JVs, after adding back accumulated depreciation and amortization, as reported in our consolidated financial statements. Consolidated Gross Assets is a supplemental measure of our financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Consolidated Secured Debt  Mortgage and other debt secured by real estate, as reported in our consolidated financial statements.
Continuing Care Retirement Community (“CCRC”) A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing).
Debt Investments Loans secured by a direct interest in real estate and mezzanine loans.
Direct Financing Lease (“DFL”) Lease for which future minimum lease payments are recorded as a receivable and the difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income. Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.

2

Definitions
EBITDAre and Adjusted EBITDAre EBITDAre, or EBITDA for Real Estate, is a supplemental performance measure defined by the National Association of Real Estate Investment Trusts (“Nareit”) and intended for real estate companies. It represents earnings before interest expense, income taxes, depreciation and amortization, gains or losses from sales of depreciable property (including gains or losses on change in control), and impairment charges (recoveries) related to depreciable property. Adjusted EBITDAre is defined as EBITDAre excluding other impairments (recoveries) and other losses (gains), transaction-related items, prepayment costs (benefits) associated with early retirement or payment of debt, restructuring and severance-related charges, litigation costs (recoveries), casualty-related charges (recoveries), stock compensation expense, and foreign currency remeasurement losses (gains), adjusted to reflect the impact of transactions that closed during the period as if the transactions were completed at the beginning of the period. EBITDAre and Adjusted EBITDAre include our pro rata share of our unconsolidated JVs presented on the same basis. We consider EBITDAre and Adjusted EBITDAre important supplemental measures to net income (loss) because they provide an additional manner in which to evaluate our operating performance and serve as additional indicators of our ability to service our debt obligations. Net income (loss) is the most directly comparable U.S. generally accepted accounting principles (“GAAP”) measure to EBITDAre and Adjusted EBITDAre.
Enterprise Debt Consolidated Debt plus our pro rata share of total debt from our unconsolidated JVs. Enterprise Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Enterprise Gross Assets Consolidated Gross Assets plus our pro rata share of total gross assets from our unconsolidated JVs, after adding back accumulated depreciation and amortization. Enterprise Gross Assets is a supplemental measure of our financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Enterprise Secured Debt Consolidated Secured Debt plus our pro rata share of mortgage debt from our unconsolidated JVs. Enterprise Secured Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of Enterprise Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Entrance Fees Certain of our CCRC communities have residency agreements which require the resident to pay an upfront entrance fee prior to taking occupancy at the community. For net income, NOI, Adjusted NOI, Nareit FFO, FFO as Adjusted, and AFFO, the non-refundable portion of the entrance fee is recorded as deferred entrance fee revenue and amortized over the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain number of months or days following contract termination or upon the sale of the unit. All refundable amounts due to residents at any time in the future are classified as liabilities.
Financial Leverage Enterprise Debt divided by Enterprise Gross Assets. Financial Leverage is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Fixed Charges Total interest expense plus capitalized interest plus preferred stock dividends (if applicable). Fixed Charges also includes our pro rata share of the interest expense plus capitalized interest plus preferred stock dividends (if applicable) of our unconsolidated JVs. Fixed Charges is a supplemental measure of our interest payments on outstanding debt and dividends to preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage. Fixed Charges is subject to limitations and qualifications, as, among other things, it does not include all contractual obligations.
Funds From Operations (“Nareit FFO”) and FFO as Adjusted FFO encompasses Nareit FFO and FFO as Adjusted, each of which is described in detail below. We believe FFO applicable to common shares, diluted FFO applicable to common shares, and diluted FFO per common share are important supplemental non-GAAP measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets utilizes straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the REIT industry to address this issue.

3

Definitions
Nareit FFO. FFO, as defined by the National Association of Real Estate Investment Trusts (“Nareit”), is net income (loss) applicable to common shares (computed in accordance with GAAP), excluding gains or losses from sales of depreciable property, including any current and deferred taxes directly associated with sales of depreciable property, impairments of, or related to, depreciable real estate, plus real estate and other real estate-related depreciation and amortization, and adjustments to compute our share of Nareit FFO and FFO as Adjusted (see below) from joint ventures. Adjustments for joint ventures are calculated to reflect our pro rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of Nareit FFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. For consolidated joint ventures in which we do not own 100%, we reflect our share of the equity by adjusting our Nareit FFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods. Our pro rata share information is prepared on a basis consistent with the comparable consolidated amounts, is intended to reflect our proportionate economic interest in the operating results of properties in our portfolio and is calculated by applying our actual ownership percentage for the period. We do not control the unconsolidated joint ventures, and the pro rata presentations of reconciling items included in Nareit FFO do not represent our legal claim to such items. The joint venture members or partners are entitled to profit or loss allocations and distributions of cash flows according to the joint venture agreements, which provide for such allocations generally according to their invested capital.
The presentation of pro rata information has limitations, which include, but are not limited to, the following: (i) the amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses and (ii) other companies in our industry may calculate their pro rata interest differently, limiting the usefulness as a comparative measure. Because of these limitations, the pro rata financial information should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP financial statements, using the pro rata financial information as a supplement.
Nareit FFO does not represent cash generated from operating activities in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income (loss). We compute Nareit FFO in accordance with the current Nareit definition; however, other REITs may report Nareit FFO differently or have a different interpretation of the current Nareit definition from ours.
FFO as Adjusted. In addition, we present Nareit FFO on an adjusted basis before the impact of non-comparable items including, but not limited to, transaction-related items, other impairments (recoveries) and other losses (gains), restructuring and severance-related charges, prepayment costs (benefits) associated with early retirement or payment of debt, litigation costs (recoveries), casualty-related charges (recoveries), foreign currency remeasurement losses (gains), deferred tax asset valuation allowances, and changes in tax legislation (“FFO as Adjusted”). These adjustments are net of tax, when applicable. Transaction-related items include transaction expenses and gains/charges incurred as a result of mergers and acquisitions and lease amendment or termination activities. Prepayment costs (benefits) associated with early retirement of debt include the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts, make-whole payments, penalties or premiums incurred as a result of early retirement or payment of debt. Other impairments (recoveries) and other losses (gains) include interest income associated with early and partial repayments of loans receivable and other losses or gains associated with non-depreciable assets including goodwill, DFLs, undeveloped land parcels, and loans receivable. Management believes that FFO as Adjusted provides a meaningful supplemental measurement of our FFO run-rate and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. At the same time that Nareit created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors, and financial analysts who review our operating performance are best served by an FFO run-rate earnings measure that includes certain other adjustments to net income (loss), in addition to adjustments made to arrive at the Nareit defined measure of FFO. FFO as Adjusted is used by management in analyzing our business and the performance of our properties and we believe it is important that stockholders, potential investors, and financial analysts understand this measure used by management. We use FFO as Adjusted to: (i) evaluate our performance in comparison with expected results and results of previous periods, relative to resource allocation decisions, (ii) evaluate the performance of our management, (iii) budget and forecast future results to assist in the allocation of resources, (iv) assess our performance as compared with similar real estate companies and the industry in general, and (v) evaluate how a specific potential investment will impact our future results. Other REITs or real estate companies may use different methodologies for calculating an adjusted FFO measure, and accordingly, our FFO as Adjusted may not be comparable to those reported by other REITs.
Investment and Portfolio Investment Represents: (i) the carrying amount of real estate assets and intangibles, after adding back accumulated depreciation and amortization and (ii) the carrying amount of DFLs and Debt Investments. Portfolio Investment also includes our pro rata share of the real estate assets and intangibles held in our unconsolidated JVs, presented on the same basis as Investment, and excludes noncontrolling interests' pro rata share of the real estate assets and intangibles held in our consolidated JVs, presented on the same basis. Investment and Portfolio Investment exclude land held for development.

4

Definitions
Net Debt Enterprise Debt less the carrying amount of cash and cash equivalents, restricted cash, and expected net proceeds from the future settlement of shares issued through our equity forward contracts, as reported in our consolidated financial statements and our pro rata share of cash and cash equivalents and restricted cash from our unconsolidated JVs. Consolidated Debt is the most directly comparable GAAP measure to Net Debt. Net Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Net Debt to Adjusted EBITDAre Net Debt divided by Adjusted EBITDAre is a supplemental measure of our ability to decrease our debt. Because we may not be able to use our cash to reduce our debt on a dollar-for-dollar basis, this measure may have material limitations.
Net Operating Income (“NOI”) and Cash (Adjusted) NOI NOI and Adjusted NOI are non-U.S. generally accepted accounting principles (“GAAP”) supplemental financial measures used to evaluate the operating performance of real estate. NOI is defined as real estate revenues (inclusive of rental and related revenues, resident fees and services, income from direct financing leases, and government grant income and exclusive of interest income), less property level operating expenses; NOI excludes all other financial statement amounts included in net income (loss). Adjusted NOI is calculated as NOI after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee income and expense. NOI and Adjusted NOI are calculated as NOI and Adjusted NOI from consolidated properties, plus our share of NOI and Adjusted NOI from unconsolidated joint ventures (calculated by applying our actual ownership percentage for the period), less noncontrolling interests’ share of NOI and Adjusted NOI from consolidated joint ventures (calculated by applying our actual ownership percentage for the period). Management utilizes its share of NOI and Adjusted NOI in assessing its performance as we have various joint ventures that contribute to its performance. We do not control our unconsolidated joint ventures, and our share of amounts from unconsolidated joint ventures do not represent our legal claim to such items. Our share of NOI and Adjusted NOI should not be considered a substitute for, and should only be considered together with and as a supplement to, our financial information presented in accordance with GAAP.
Adjusted NOI is oftentimes referred to as “Cash NOI.” Management believes NOI and Adjusted NOI are important supplemental measures because they provide relevant and useful information by reflecting only income and operating expense items that are incurred at the property level and present them on an unlevered basis. We use NOI and Adjusted NOI to make decisions about resource allocations, to assess and compare property level performance, and to evaluate our Same-Store (“SS”) performance, as described below. We believe that net income (loss) is the most directly comparable GAAP measure to NOI and Adjusted NOI. NOI and Adjusted NOI should not be viewed as alternative measures of operating performance to net income (loss) as defined by GAAP since they do not reflect various excluded items. Further, our definitions of NOI and Adjusted NOI may not be comparable to the definitions used by other REITs or real estate companies, as they may use different methodologies for calculating NOI and Adjusted NOI.
Operating expenses generally relate to leased medical office and life science properties, as well as CCRC facilities. We generally recover all or a portion of our leased medical office and life science property expenses through tenant recoveries. We present expenses as operating or general and administrative based on the underlying nature of the expense.
Portfolio Adjusted NOI Portfolio Adjusted NOI is Portfolio Cash Real Estate Revenues less Portfolio Cash Operating Expenses.
Portfolio Operating Expenses and Portfolio Cash Operating Expenses Portfolio Operating Expenses and Portfolio Cash Operating Expenses are non-GAAP supplemental measures. Portfolio Operating Expenses represent property level operating expenses (which exclude transition costs). Portfolio Operating Expenses include consolidated operating expenses plus the Company's pro rata share of operating expenses from its unconsolidated JVs less noncontrolling interests' pro rata share of operating expenses from consolidated JVs. Portfolio Cash Operating Expenses represent Portfolio Operating Expenses after eliminating the effects of straight-line rents, lease termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee expense.
Portfolio Income Cash (Adjusted) NOI plus interest income plus our pro rata share of Cash (Adjusted) NOI from our unconsolidated JVs less noncontrolling interests' pro rata share of Cash (Adjusted) NOI from consolidated JVs. Management believes that Portfolio Income is an important supplemental measure because it provides relevant and useful information regarding our performance; specifically, it is a measure of our property level profitability of the Company inclusive of interest income. Management believes that net income (loss) is the most directly comparable GAAP measure to Portfolio Income. Portfolio Income should not be viewed as an alternative measure of operating performance to net income (loss) as defined by GAAP since it does not reflect various excluded items.
Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues are non-GAAP supplemental measures. Portfolio Real Estate Revenues include rental related revenues, resident fees and services, income from DFLs, and government grant income which is included in Other income (expense), net in our Consolidated Statement of Operations. Portfolio Real Estate Revenues include the Company's pro rata share from unconsolidated JVs presented on the same basis and exclude noncontrolling interests' pro rata share from consolidated JVs presented on the same basis. Portfolio Cash Real Estate Revenues include Portfolio Real Estate Revenues after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, lease termination fees, and the impact of deferred community fee income.

5

Definitions
Projected Stabilized Yield Projected Cash (Adjusted) NOI at Stabilization divided by the expected total development costs. Management considers Projected Stabilized Yield a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.
REVPOR CCRC The 3-month average Cash Real Estate Revenues per occupied unit excluding Cash NREFs for the most recent period available. REVPOR CCRC excludes newly completed assets under lease-up, assets sold, acquired or converted to a new operating structure during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. REVPOR cannot be derived from the information presented for the CCRC portfolio as units reflect 100% of the unit capacities for unconsolidated JVs and revenue is at the Company's pro rata share. All facility occupancy data was derived solely from information provided by operators without independent verification by us. REVPOR CCRC is a metric used to evaluate the revenue-generating capacity and profit potential of our CCRC assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our CCRC assets.
REVPOR Other The 3-month average Cash Real Estate Revenues per occupied unit for the most recent period available. REVPOR Other excludes newly completed assets under lease-up, assets sold, acquired or converted to a new operating structure during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. REVPOR cannot be derived from the information presented for the Other portfolio as units reflect 100% of the unit capacities for unconsolidated JVs and revenue is at the Company's pro rata share. All facility occupancy data was derived solely from information provided by operators without independent verification by us. REVPOR Other is a metric used to evaluate the revenue-generating capacity and profit potential of our other assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our other assets.
RIDEA A structure whereby a taxable REIT subsidiary is permitted to rent a healthcare facility from its parent REIT and hire an independent contractor to operate the facility.
Same-Store (“SS”) Same-Store NOI and Cash (Adjusted) NOI information allows us to evaluate the performance of our property portfolio under a consistent population by eliminating changes in the composition of our portfolio of properties, excluding properties within the other non-reportable segments. We include properties from our consolidated portfolio, as well as properties owned by our unconsolidated joint ventures in Same-Store NOI and Adjusted NOI (see NOI definition above for further discussion regarding our use of pro-rata share information and its limitations). Same-Store Adjusted NOI excludes amortization of deferred revenue from tenant-funded improvements and certain non-property specific operating expenses that are allocated to each operating segment on a consolidated basis. Properties are included in Same-Store once they are stabilized for the full period in both comparison periods. Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered stabilized after 12 months in operations under a consistent reporting structure. A property is removed from Same-Store when it is classified as held for sale, sold, placed into redevelopment, experiences a casualty event that significantly impacts operations, a change in reporting structure or operator transition has been agreed to, or a significant tenant relocates from a Same-Store property to a non Same-Store property and that change results in a corresponding increase in revenue. We do not report Same-Store metrics for our other non-reportable segments.
Secured Debt Ratio Enterprise Secured Debt divided by Enterprise Gross Assets. Secured Debt Ratio is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of Total Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Segments The Company’s diverse portfolio is comprised of investments in the following reportable healthcare segments: (i) life science; (ii) medical office; (iii) continuing care retirement community (“CCRC”), and (iv) other non-reportable segment.
Share of Consolidated Joint Ventures ("JVs") Noncontrolling interests' pro rata share information is prepared by applying noncontrolling interests' actual ownership percentage for the period and is intended to reflect noncontrolling interests' proportionate economic interest in the financial position and operating results of properties in our portfolio.
Share of Unconsolidated Joint Ventures ("JVs") Our pro rata share information is prepared by applying our actual ownership percentage for the period and is intended to reflect our proportionate economic interest in the financial position and operating results of properties in our portfolio.
Stabilized / Stabilization Newly acquired operating assets are generally considered Stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered Stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered Stabilized after 12 months in operations under a consistent reporting structure.

Reconciliations
In thousands, except per share data

Funds From Operations

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net income (loss) applicable to common shares	$6,388	$28,493	$497,792	$502,271
Real estate related depreciation and amortization	179,157	178,114	710,569	684,286
Healthpeak’s share of real estate related depreciation and amortization from unconsolidated joint ventures	8,642	5,041	27,691	17,085
Noncontrolling interests’ share of real estate related depreciation and amortization	(4,709)	(4,869)	(19,201)	(19,367)
Loss (gain) on sales of depreciable real estate, net(1)	986	(6,780)	(10,422)	(605,311)
Healthpeak’s share of loss (gain) on sales of depreciable real estate, net, from unconsolidated joint ventures	45	197	134	(6,737)
Noncontrolling interests’ share of gain (loss) on sales of depreciable real estate, net	—	(73)	12	5,555
Loss (gain) upon change of control, net(2)	—	—	(311,438)	(1,042)
Taxes associated with real estate dispositions	—	—	29	2,666
Impairments (recoveries) of depreciable real estate, net	—	19,625	—	25,320
Nareit FFO applicable to common shares	190,509	219,748	895,166	604,726
Distributions on dilutive convertible units and other	1,649	2,353	9,407	6,162
Diluted Nareit FFO applicable to common shares	$192,158	$222,101	$904,573	$610,888

Weighted average shares outstanding - diluted Nareit FFO	543,879	546,829	546,462	544,742

Impact of adjustments to Nareit FFO:
Transaction-related items	$3,215	$406	$4,788	$7,044
Other impairments (recoveries) and other losses (gains), net(3)	9,702	(923)	3,829	24,238
Restructuring and severance-related charges(4)	32,749	1,147	32,749	3,610
Loss (gain) on debt extinguishments	—	—	—	225,824
Casualty-related charges (recoveries), net(5)	298	—	4,401	5,203
Total adjustments	45,964	630	45,767	265,919

FFO as Adjusted applicable to common shares	236,473	220,378	940,933	870,645
Distributions on dilutive convertible units and other	2,271	2,352	9,326	8,577
Diluted FFO as Adjusted applicable to common shares	$238,744	$222,730	$950,259	$879,222

Weighted average shares outstanding - diluted FFO as Adjusted	545,704	546,829	546,462	546,567

FFO as Adjusted applicable to common shares	$236,473	$220,378	$940,933	$870,645
Stock-based compensation amortization expense	1,903	4,307	16,537	18,202
Amortization of deferred financing costs	2,812	2,539	10,881	9,216
Straight-line rents	(12,346)	(7,561)	(49,183)	(31,188)
AFFO capital expenditures	(33,407)	(39,368)	(108,510)	(111,480)
Deferred income taxes	(355)	(1,776)	(4,096)	(8,015)
Other AFFO adjustments	(2,315)	(4,228)	(22,860)	(19,510)
AFFO applicable to common shares	192,765	174,291	783,702	727,870
Distributions on dilutive convertible units and other	1,649	1,650	6,594	6,164
Diluted AFFO applicable to common shares	$194,414	$175,941	$790,296	$734,034

Weighted average shares outstanding - diluted AFFO	543,879	545,004	544,637	544,742

7

Reconciliations
In thousands, except per share data

Adjusted Funds From Operations

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Diluted earnings per common share	$0.01	$0.05	$0.92	$0.93
Depreciation and amortization	0.34	0.33	1.33	1.25
Loss (gain) on sales of depreciable real estate, net	0.00	(0.01)	(0.02)	(1.11)
Loss (gain) upon change of control, net(2)	—	—	(0.57)	0.00
Taxes associated with real estate dispositions	—	—	0.00	0.00
Impairments (recoveries) of depreciable real estate, net	—	0.04	—	0.05
Diluted Nareit FFO per common share	$0.35	$0.41	$1.66	$1.12
Transaction-related items	0.01	0.00	0.01	0.01
Other impairments (recoveries) and other losses (gains), net(3)	0.02	0.00	0.00	0.04
Restructuring and severance-related charges(4)	0.06	0.00	0.06	0.01
Loss (gain) on debt extinguishments	—	—	—	0.42
Casualty-related charges (recoveries), net(5)	0.00	—	0.01	0.01
Diluted FFO as Adjusted per common share	$0.44	$0.41	$1.74	$1.61
Stock-based compensation amortization expense	0.00	0.01	0.03	0.03
Amortization of deferred financing costs	0.01	0.00	0.02	0.02
Straight-line rents	(0.02)	(0.02)	(0.09)	(0.06)
AFFO capital expenditures	(0.06)	(0.07)	(0.20)	(0.20)
Deferred income taxes	0.00	0.00	(0.01)	(0.01)
Other AFFO adjustments	(0.01)	(0.01)	(0.04)	(0.04)
Diluted AFFO per common share	$0.36	$0.32	$1.45	$1.35
______________________________________
(1)This amount can be reconciled by combining the balances from the corresponding line of the Consolidated Statements of Operations on page 9 of the Earnings Release and Supplemental Report and Discontinued Operations Reconciliation on page 36 of this document for the three and twelve months ended December 31, 2022.
(2)The year ended December 31, 2022 includes a gain upon change of control related to the sale of a 30% interest to a sovereign wealth fund and deconsolidation of seven previously consolidated life science assets in South San Francisco, California. The gain upon change of control is included in other income (expense), net in the Consolidated Statements of Operations.
(3)The three months and year ended December 31, 2022 includes $7 million of charges incurred in connection with the downsizing of the Company’s corporate headquarters in Denver, Colorado, which are included in general and administrative expenses in the Consolidated Statements of Operations. The year ended December 31, 2022 also includes the following, which are included in other income (expense), net in the Consolidated Statements of Operations: (i) $14 million of expenses incurred for tenant relocation and other costs associated with the demolition of an MOB and (ii) a $23 million gain on sale of a hospital under a direct financing lease. The year ended December 31, 2021 includes the following: (i) a $29 million goodwill impairment charge in connection with our senior housing triple-net and SHOP asset sales, which is reported in income (loss) from discontinued operations in the Consolidated Statements of Operations, and (ii) $6 million of accelerated recognition of a mark-to-market discount, less loan fees, resulting from prepayments on loans receivable, which is included in interest income in the Consolidated Statements of Operations. The three months and years ended December 31, 2022 and 2021 also include reserves for loan losses recognized in impairments and loan loss reserves (recoveries), net in the Consolidated Statements of Operations.
(4)The three months and year ended December 31, 2022 includes $32 million of severance-related charges associated with the departures of our former Chief Executive Officer and former Chief Legal Officer and General Counsel in the fourth quarter of 2022. These expenses are included in general and administrative expenses in the Consolidated Statements of Operations.
(5)Casualty-related charges (recoveries), net are recognized in other income (expense), net and equity income (loss) from unconsolidated joint ventures in the Consolidated Statements of Operations.

8

Reconciliations
Per share data

Projected Future Operations(1)

	Full Year 2023
	Low	High
Diluted earnings per common share	$0.52	$0.58
Real estate related depreciation and amortization	1.28	1.28
Healthpeak's share of real estate related depreciation and amortization from unconsolidated joint ventures	0.05	0.05
Noncontrolling interests' share of real estate related depreciation and amortization	(0.04)	(0.04)
Loss (gain) on sales of real estate, net	(0.11)	(0.11)
Diluted Nareit FFO per common share	$1.70	$1.76

Diluted FFO as Adjusted per common share	$1.70	$1.76

Stock-based compensation amortization expense	0.03	0.03
Amortization of deferred financing costs	0.02	0.02
Straight-line rents	(0.08)	(0.08)
Amortization of above/(below) market rents	(0.05)	(0.05)
AFFO capital expenditures	(0.19)	(0.19)
Other AFFO adjustments	0.02	0.02
Diluted AFFO per common share	$1.45	$1.51
______________________________________
(1)The foregoing projections reflect management's view of current and future market conditions as of February 7, 2023 including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on February 7, 2023. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

9

Reconciliations
In millions

Projected NOI(1)
For the projected year 2023 (low)

	Life Science	Medical Office	CCRC	Other	Corporate Adjustments	Total
Net income (loss)	$411	$197	$(37)	$22	$(291)	$301
Other income, costs, and expenses excluded from NOI(2)	235	261	137	(8)	284	909
NOI(3)	$645	$457	$100	$14	$(7)	$1,210
Non-SS NOI	(153)	(36)	2	(14)	7	(194)
SS NOI	$492	$421	$102	$—	$—	$1,015
Non-cash adjustments to SS NOI(4)	(26)	(12)	1	—	—	(37)
SS Cash (Adjusted) NOI	$466	$410	$103	$—	$—	$978
Non-SS cash NOI	131	33	(1)	14	(1)	176
Cash (Adjusted) NOI(5)	$597	$442	$102	$14	$(1)	$1,155

For the projected year 2023 (high)

	Life Science	Medical Office	CCRC	Other	Corporate Adjustments	Total
Net income (loss)	$420	$201	$(32)	$32	$(280)	$338
Other income, costs, and expenses excluded from NOI(2)	235	261	137	(8)	284	911
NOI(3)	$655	$462	$106	$24	$4	$1,250
Non-SS NOI	(155)	(36)	1	(24)	(4)	(218)
SS NOI	$500	$425	$107	$—	$—	$1,030
Non-cash adjustments to SS NOI(4)	(27)	(12)	1	—	—	(38)
SS Cash (Adjusted) NOI	$473	$414	$108	$—	$—	$993
Non-SS cash NOI	134	33	(1)	24	1	191
Cash (Adjusted) NOI(5)	$606	$447	$107	$24	$1	$1,185
______________________________________
(1)The foregoing projections reflect management's view of current and future market conditions as of February 7, 2023 including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on February 7, 2023. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments. May not foot, cross foot, or recalculate due to rounding and adjustments made to SS high and low ranges reported by segments.
(2)Represents interest income, gain (loss) on sales of real estate, net, other income (expense), net, income tax benefit (expense), equity income (loss) from unconsolidated joint ventures (excluding NOI), interest expense, depreciation and amortization, general and administrative, transaction costs, and loss on debt extinguishments.
(3)The midpoint of the low and high projected year 2023 total NOI is $1.230 billion.
(4)Represents straight-line rents, amortization of market lease intangibles, net, the deferral of community fees, net of amortization, management contract termination expense, actuarial reserves for insurance claims that have been incurred but not reported, and lease termination fees.
(5)The midpoint of the low and high projected year 2023 total Cash (Adjusted) NOI is $1.170 billion.

10

Reconciliations
In millions

NOI(1)
For the year ended December 31, 2022

	Life Science	Medical Office	CCRC	Other	Corporate Adjustments	Total
Net income (loss)	$627	$210	$(37)	$19	$(303)	$516
Other income, costs, and expenses excluded from NOI(2)	(12)	239	140	(3)	303	667
NOI	$615	$448	$103	$17	$—	$1,183
Non-SS NOI	(117)	(33)	(7)	(17)	—	(174)
SS NOI	$498	$415	$96	$—	$—	$1,009
Non-cash adjustments to SS NOI(3)	(46)	(14)	2	—	—	(57)
SS Cash (Adjusted) NOI	$452	$402	$98	$—	$—	$952
Non-SS cash NOI	100	31	7	17	—	155
Cash (Adjusted) NOI	$553	$433	$105	$17	$—	$1,108
______________________________________
(1)May not foot, cross foot, or recalculate due to rounding and adjustments made to SS high and low ranges reported by segments.
(2)Represents interest income, gain (loss) on sales of real estate, net, other income (expense), net, income tax benefit (expense), equity income (loss) from unconsolidated joint ventures (excluding NOI), interest expense, depreciation and amortization, general and administrative, transaction costs, and loss on debt extinguishments. The year ended December 31, 2022 includes a $311 million gain upon change in control within the Life Science segment.
(3)Represents straight-line rents, amortization of market lease intangibles, net, the deferral of community fees, net of amortization, management contract termination expense, actuarial reserves for insurance claims that have been incurred but not reported, and lease termination fees.

11

Reconciliations
In thousands

Enterprise Gross Assets

December 31, 2022
Consolidated total assets(1)	$15,771,229
Investments in and advances to unconsolidated JVs	(706,677)
Accumulated depreciation and amortization(2)	3,564,082
Consolidated Gross Assets	$18,628,634
Healthpeak's share of unconsolidated JV gross assets	903,441
Enterprise Gross Assets	$19,532,075
______________________________________
(1)Consolidated total assets represents total assets on the Consolidated Balance Sheet as of December 31, 2022 presented on page 8 within the Earnings Release and Supplemental Report for the quarter ended December 31, 2022.
(2)Accumulated depreciation and amortization includes accumulated depreciation for real estate and accumulated amortization for real estate related intangible assets.

Portfolio Investment

	December 31, 2022
	Life Science	Medical Office	CCRC	Other	Total
Net real estate	$7,241,287	$4,126,962	$1,655,234	$—	$13,023,483
Intangible assets, net	95,119	141,861	181,081	—	418,061
Accumulated depreciation and amortization(1)	1,320,437	1,783,935	436,886	—	3,541,258
Assets held for sale, gross	68,799	—	—	—	68,799
Healthpeak's share of unconsolidated JV gross assets	376,732	19,709	—	464,068	860,509
Fully depreciated real estate and intangibles assets	455,318	599,402	16,620	—	1,071,340
Leasing commissions and other	83,665	65,392	—	—	149,057
Debt investments	—	—	—	371,731	371,731
Land held for development	(626,668)	(4,676)	—	—	(631,344)
Real estate intangible liabilities	(143,254)	(94,210)	—	—	(237,464)
Fully depreciated intangible liabilities	(49,841)	(42,655)	—	—	(92,496)
Noncontrolling interests' share of consolidated JVs real estate and related intangibles	(5,316)	(388,878)	—	—	(394,194)
Portfolio Investment	$8,816,278	$6,206,842	$2,289,821	$835,799	$18,148,740
______________________________________
(1)Accumulated depreciation and amortization includes accumulated depreciation for real estate and accumulated amortization for real estate related intangible assets.

12

Reconciliations
In thousands

Revenues

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Life Science	$184,170	$194,055	$207,771	$207,795	$207,952
Medical Office	174,264	177,263	179,308	184,506	184,293
CCRC	118,867	121,560	125,360	122,142	125,873
Other	5,904	5,494	5,493	5,963	6,350
Total revenues	$483,205	$498,372	$517,932	$520,406	$524,468
Life Science	—	—	—	—	—
Medical Office	—	—	—	—	—
CCRC	—	6,552	209	4	—
Other	—	—	—	—	—
Government grant income	$—	$6,552	$209	$4	$—
Life Science	—	—	—	—	—
Medical Office	—	—	—	—	—
CCRC	—	—	—	—	—
Other	(5,904)	(5,494)	(5,493)	(5,963)	(6,350)
Less: Interest income	$(5,904)	$(5,494)	$(5,493)	$(5,963)	$(6,350)
Life Science	1,487	1,431	1,267	2,938	4,285
Medical Office	720	732	761	756	750
CCRC	—	—	—	—	—
Other	17,233	18,045	18,215	18,656	18,969
Healthpeak's share of unconsolidated JVs real estate revenues	$19,440	$20,208	$20,243	$22,350	$24,004
Life Science	—	—	—	—	—
Medical Office	—	—	—	—	—
CCRC	—	333	—	—	47
Other	739	315	—	183	—
Healthpeak's share of unconsolidated JVs government grant income	$739	$648	$—	$183	$47
Life Science	(70)	(57)	(62)	(55)	(94)
Medical Office	(8,658)	(8,820)	(8,943)	(8,968)	(8,986)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Noncontrolling interests' share of consolidated JVs real estate revenues	$(8,728)	$(8,877)	$(9,005)	$(9,023)	$(9,080)
Life Science	185,588	195,429	208,976	210,678	212,143
Medical Office	166,325	169,175	171,126	176,294	176,057
CCRC	118,868	128,445	125,569	122,146	125,920
Other	17,972	18,360	18,215	18,839	18,969
Portfolio Real Estate Revenues	$488,753	$511,409	$523,886	$527,957	$533,089
Life Science	(11,402)	(14,272)	(21,653)	(15,231)	(11,786)
Medical Office	(4,306)	(4,180)	(3,643)	(4,780)	(5,631)
CCRC	—	—	—	—	—
Other	(4)	23	86	66	55
Non-cash adjustments to Portfolio Real Estate Revenues	$(15,712)	$(18,429)	$(25,210)	$(19,945)	$(17,362)

Continued

13

Reconciliations
In thousands

Revenues

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Life Science	174,186	181,157	187,323	195,447	200,357
Medical Office	162,019	164,995	167,483	171,514	170,426
CCRC	118,868	128,445	125,569	122,146	125,920
Other	17,968	18,383	18,301	18,905	19,024
Portfolio Cash Real Estate Revenues	$473,041	$492,980	$498,676	$508,012	$515,727
Life Science	11,402	14,272	21,653	15,231	11,786
Medical Office	4,306	4,180	3,643	4,780	5,631
CCRC	—	—	—	—	—
Other	4	(23)	(86)	(66)	(55)
Non-cash adjustments to Portfolio Real Estate Revenues	$15,712	$18,429	$25,210	$19,945	$17,362
Life Science	(24,968)	(29,013)	(37,979)	(34,791)	(36,501)
Medical Office	(17,794)	(17,894)	(19,135)	(20,368)	(20,468)
CCRC	—	(333)	—	—	(47)
Other	(17,972)	(18,360)	(18,215)	(18,839)	(18,969)
Non-SS Portfolio Real Estate Revenues	$(60,734)	$(65,600)	$(75,329)	$(73,998)	$(75,985)
Life Science	160,620	166,416	170,997	175,887	175,642
Medical Office	148,531	151,281	151,991	155,926	155,589
CCRC	118,868	128,112	125,569	122,146	125,873
Other	—	—	—	—	—
Portfolio Real Estate Revenue - SS(1)	$428,019	$445,809	$448,557	$453,959	$457,104
Life Science	(9,922)	(11,157)	(12,240)	(11,778)	(10,301)
Medical Office	(4,571)	(3,952)	(2,564)	(3,310)	(4,223)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(14,493)	$(15,109)	$(14,804)	$(15,088)	$(14,524)
Life Science	150,698	155,259	158,757	164,109	165,341
Medical Office	143,960	147,329	149,427	152,616	151,366
CCRC	118,868	128,112	125,569	122,146	125,873
Other	—	—	—	—	—
Portfolio Cash Real Estate Revenue - SS(1)	$413,526	$430,700	$433,753	$438,871	$442,580

14

Reconciliations
In thousands

Operating Expenses

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Life Science	$43,936	$48,189	$49,446	$55,162	$56,346
Medical Office	59,184	61,170	63,321	64,782	64,036
CCRC	96,127	97,888	102,277	100,264	100,110
Other	—	—	—	—	—
Operating expenses	$199,247	$207,247	$215,044	$220,208	$220,492
Life Science	520	483	483	777	1,140
Medical Office	258	299	301	313	265
CCRC	(346)	—	—	—	—
Other	13,370	14,055	14,150	14,599	14,828
Healthpeak's share of unconsolidated JVs operating expenses	$13,802	$14,837	$14,934	$15,689	$16,233
Life Science	(21)	(19)	(19)	(21)	(28)
Medical Office	(2,356)	(2,602)	(2,726)	(2,558)	(2,431)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Noncontrolling interests' share of consolidated JVs operating expenses	$(2,377)	$(2,621)	$(2,745)	$(2,579)	$(2,459)
Life Science	44,435	48,653	49,910	55,918	57,458
Medical Office	57,086	58,867	60,896	62,537	61,870
CCRC	95,781	97,888	102,277	100,264	100,110
Other	13,370	14,055	14,150	14,599	14,828
Portfolio Operating Expenses	$210,672	$219,463	$227,233	$233,318	$234,266
Life Science	(9)	(160)	(9)	(10)	(8)
Medical Office	(740)	(633)	(694)	(701)	(692)
CCRC	(1,270)	—	—	—	(2,299)
Other	27	31	32	(10)	8
Non-cash adjustments to Portfolio Operating Expenses	$(1,992)	$(762)	$(671)	$(721)	$(2,991)
Life Science	44,426	48,493	49,901	55,908	57,450
Medical Office	56,346	58,234	60,202	61,836	61,178
CCRC	94,511	97,888	102,277	100,264	97,811
Other	13,397	14,086	14,182	14,589	14,836
Portfolio Cash Operating Expenses	$208,680	$218,701	$226,562	$232,597	$231,275
Life Science	9	160	9	10	8
Medical Office	740	633	694	701	692
CCRC	1,270	—	—	—	2,299
Other	(27)	(31)	(32)	10	(8)
Non-cash adjustments to Portfolio Operating Expenses	$1,992	$762	$671	$721	$2,991
Life Science	(6,400)	(8,007)	(8,813)	(9,861)	(11,190)
Medical Office	(6,655)	(8,197)	(9,430)	(9,459)	(9,207)
CCRC	(62)	(490)	(443)	(350)	(341)
Other	(13,370)	(14,055)	(14,150)	(14,599)	(14,828)
Non-SS Portfolio Operating Expenses	$(26,487)	$(30,749)	$(32,836)	$(34,269)	$(35,566)
Continued

15

Reconciliations
In thousands

Operating Expenses

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Life Science	38,035	40,646	41,097	46,057	46,268
Medical Office	50,431	50,670	51,466	53,078	52,663
CCRC	95,719	97,398	101,834	99,914	99,769
Other	—	—	—	—	—
Portfolio Operating Expenses - SS(1)	$184,185	$188,714	$194,397	$199,049	$198,700
Life Science	(9)	(159)	(10)	(9)	(9)
Medical Office	(694)	(612)	(646)	(641)	(638)
CCRC	(1,542)	—	—	—	(2,300)
Other	—	—	—	—	—
Non-cash adjustment to SS Portfolio Operating Expenses	$(2,245)	$(771)	$(656)	$(650)	$(2,947)
Life Science	38,026	40,487	41,087	46,048	46,259
Medical Office	49,737	50,058	50,820	52,437	52,025
CCRC	94,177	97,398	101,834	99,914	97,469
Other	—	—	—	—	—
Portfolio Cash Operating Expenses - SS(1)	$181,940	$187,943	$193,741	$198,399	$195,753

16

Reconciliations
In thousands

Revenues	Operating Expenses

Year Ended December 31, 2022		Year Ended December 31, 2022
Life Science	$817,573	Life Science	$209,143
Medical Office	725,370	Medical Office	253,309
CCRC	494,935	CCRC	400,539
Other	23,300	Other	—
Total revenues	$2,061,178	Operating expenses	$862,991
Life Science	—	Life Science	2,883
Medical Office	—	Medical Office	1,178
CCRC	6,765	CCRC	—
Other	—	Other	57,632
Government grant income	$6,765	Healthpeak's share of unconsolidated JVs operating expenses	$61,693
Life Science	—	Life Science	(87)
Medical Office	—	Medical Office	(10,317)
CCRC	—	CCRC	—
Other	(23,300)	Other	—
Less: Interest income	$(23,300)	Noncontrolling interests' share of consolidated JVs operating expenses	$(10,404)
Life Science	9,921	Life Science	211,939
Medical Office	2,999	Medical Office	244,170
CCRC	—	CCRC	400,539
Other	73,885	Other	57,632
Healthpeak's share of unconsolidated JVs real estate revenues	$86,805	Portfolio Operating Expenses	$914,280
Life Science	—	Life Science	(187)
Medical Office	—	Medical Office	(2,720)
CCRC	380	CCRC	(2,300)
Other	498	Other	61
Healthpeak's share of unconsolidated JVs government grant income	$878	Non-cash adjustments to Portfolio Operating Expenses	$(5,146)
Life Science	(268)	Life Science	211,752
Medical Office	(35,717)	Medical Office	241,450
CCRC	—	CCRC	398,239
Other	—	Other	57,693
Noncontrolling interests' share of consolidated JVs real estate revenues	$(35,985)	Portfolio Cash Operating Expenses	$909,134
Life Science	827,226	Life Science	$187
Medical Office	692,652	Medical Office	2,720
CCRC	502,080	CCRC	2,300
Other	74,383	Other	(61)
Portfolio Real Estate Revenues	$2,096,341	Non-cash Portfolio Cash Operating Expenses	$5,146
Life Science	(62,941)	Life Science	(59,530)
Medical Office	(18,233)	Medical Office	(56,716)
CCRC	—	CCRC	(1,624)
Other	230	Other	(57,632)
Non-cash adjustments to Portfolio Real Estate Revenues	$(80,944)	Non-SS Portfolio Operating Expenses	$(175,502)

17

Reconciliations
In thousands

Year Ended December 31, 2022		Year Ended December 31, 2022
Life Science	764,285	Life Science	152,409
Medical Office	674,419	Medical Office	187,454
CCRC	502,080	CCRC	398,915
Other	74,613	Other	—
Portfolio Cash Real Estate Revenues	$2,015,397	Portfolio Operating Expenses - SS(1)	$738,778
Life Science	62,941	Life Science	(187)
Medical Office	18,233	Medical Office	(2,245)
CCRC	—	CCRC	(2,300)
Other	(230)	Other	—
Non-cash adjustments to Portfolio Real Estate Revenues	$80,944	Non-cash adjustment to SS Portfolio Operating Expenses	$(4,732)
Life Science	(214,109)	Life Science	152,222
Medical Office	(136,199)	Medical Office	185,209
CCRC	(380)	CCRC	396,615
Other	(74,383)	Other	—
Non-SS Portfolio Real Estate Revenue	$(425,071)	Portfolio Cash Operating Expenses - SS(1)	$734,046
Life Science	$613,117
Medical Office	556,453
CCRC	501,700
Other	—
Portfolio Real Estate Revenue - SS(1)	$1,671,270
Life Science	(37,024)
Medical Office	(10,213)
CCRC	—
Other	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(47,237)
Life Science	576,093
Medical Office	546,240
CCRC	501,700
Other	—
Portfolio Cash Real Estate Revenue - SS(1)	$1,624,033
______________________________________
(1)The property count used for Portfolio Real Estate Revenues - SS, Portfolio Cash Real Estate Revenues - SS, Portfolio Operating Expenses - SS, and Portfolio Cash Operating Expenses - SS differed for the three and twelve months ended December 31, 2022.

18

Reconciliations
In thousands

EBITDAre and Adjusted EBITDAre

	Three Months Ended December 31, 2022	Twelve Months Ended December 31, 2022
Net income (loss)	$10,802	$516,424
Interest expense	49,413	172,944
Income tax expense (benefit)(1)	(661)	(4,695)
Depreciation and amortization	179,157	710,569
Other depreciation and amortization	1,286	5,255
Loss (gain) on sales of real estate(1)	986	(10,422)
Loss (gain) upon change of control	—	(311,438)
Share of unconsolidated JV:
Interest expense	241	(949)
Income tax expense (benefit)	(19)	233
Depreciation and amortization	8,642	27,691
Loss (gain) on sale of real estate from unconsolidated JVs	45	134
EBITDAre	$249,892	$1,105,746
Transaction-related items(2)	3,217	4,853
Other impairments (recoveries) and losses (gains)(2)	9,760	4,518
Restructuring and severance-related charges	32,749	32,749
Casualty-related charges (recoveries)(2)	684	5,583
Stock-based compensation amortization expense	1,903	16,537
Impact of transactions closed during the period(3)	449	(3,013)
Adjusted EBITDAre	$298,654	$1,166,973

Adjusted Fixed Charge Coverage

	Three Months Ended December 31, 2022	Twelve Months Ended December 31, 2022
Interest expense, including unconsolidated JV interest expense at share	49,654	171,995
Capitalized interest	14,413	41,972
Fixed Charges	$64,067	$213,967

Adjusted Fixed Charge Coverage	4.7x	5.5x
  ______________________________________
(1)This amount can be reconciled by combining the balances from the corresponding line of the Consolidated Statements of Operations on page 9 of the Earnings Release and Supplemental Report and Discontinued Operations Reconciliation on page 37 of this document for the three and twelve months ended December 31, 2022.
(2)This amount includes the corresponding line on the Funds From Operations reconciliation on page 7 of this document less the related tax impact included in the adjustment for income tax expense (benefit) above.
(3)Adjustment reflects the impact of transactions that closed during the period as if the transactions were completed at the beginning of the period.

19

Reconciliations
In thousands

Enterprise Debt and Net Debt

December 31, 2022
Bank line of credit and commercial paper	$995,606
Term loan	495,957
Senior unsecured notes	4,659,451
Mortgage debt	346,599
Consolidated Debt	$6,497,613
Share of unconsolidated JV mortgage debt	39,790
Enterprise Debt	$6,537,403
Cash and cash equivalents	(72,032)
Share of unconsolidated JV cash and cash equivalents	(30,189)
Restricted cash	(54,802)
Share of unconsolidated JV restricted cash	(3,062)
Net Debt	$6,377,318

Financial Leverage

December 31, 2022
Enterprise Debt	$6,537,403
Enterprise Gross Assets	19,532,075
Financial Leverage	33.5%

Secured Debt Ratio

December 31, 2022
Mortgage debt	$346,599
Share of unconsolidated JV mortgage debt	39,790
Enterprise Secured Debt	$386,389
Enterprise Gross Assets	19,532,075
Secured Debt Ratio	2.0%

Net Debt to Adjusted EBITDAre

	Three Months Ended December 31, 2022	Twelve Months Ended December 31, 2022
Net Debt	$6,377,318	$6,377,318
Annualized Adjusted EBITDAre(1)	1,194,616	1,166,973
Net Debt to Adjusted EBITDAre	5.34x	5.47x
  ______________________________________
(1)For the three months ended, represents the current quarter Adjusted EBITDAre multiplied by a factor of four. For the twelve months ended, represents trailing twelve months Adjusted EBITDAre.

20

Reconciliations
In thousands

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
Total Portfolio

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Net income (loss)	$32,576	$75,343	$72,293	$357,986	$10,802
Loss (income) from discontinued operations	(3,633)	(317)	(2,992)	1,298	(873)
Income (loss) from continuing operations	$28,943	$75,026	$69,301	$359,284	$9,929
Interest income	(5,904)	(5,494)	(5,493)	(5,963)	(6,350)
Interest expense	36,551	37,586	41,867	44,078	49,413
Depreciation and amortization	178,114	177,733	180,489	173,190	179,157
General and administrative	26,043	23,831	24,781	24,549	57,872
Transaction costs	424	296	612	728	3,217
Loss (gain) on sales of real estate, net	(717)	(3,856)	(10,340)	4,149	969
Impairments and loan loss reserves (recoveries), net	18,702	132	139	3,407	3,326
Other expense (income), net	(662)	(18,316)	(2,861)	(305,678)	587
Income tax expense (benefit)	(1,857)	777	(718)	(3,834)	(650)
Government grant income	—	6,552	209	4	—
Equity loss (income) from unconsolidated JVs	(1,583)	(2,084)	(382)	325	156
Healthpeak's share of unconsolidated JVs NOI	6,378	6,019	5,309	6,844	7,818
Noncontrolling interests' share of consolidated JVs NOI	(6,351)	(6,256)	(6,260)	(6,444)	(6,621)
Portfolio NOI	$278,081	$291,946	$296,653	$294,639	$298,823
Adjustment to Portfolio NOI	(13,719)	(17,666)	(24,539)	(19,224)	(14,371)
Portfolio Cash (Adjusted) NOI	$264,362	$274,280	$272,114	$275,415	$284,452
Interest income	5,904	5,494	5,493	5,963	6,350
Portfolio Income	$270,266	$279,774	$277,607	$281,378	$290,802
Interest income	(5,904)	(5,494)	(5,493)	(5,963)	(6,350)
Adjustment to Portfolio NOI	13,719	17,666	24,539	19,224	14,371
Non-SS Portfolio NOI	(34,249)	(34,851)	(42,493)	(39,729)	(40,419)
SS Portfolio NOI	$243,832	$257,095	$254,160	$254,910	$258,404
Non-cash adjustment to SS Portfolio NOI	(12,246)	(14,338)	(14,149)	(14,438)	(11,577)
SS Portfolio Cash (Adjusted) NOI	$231,586	$242,757	$240,011	$240,472	$246,827

21

Reconciliations
In thousands

Life Science

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Net income (loss)	$62,419	$72,249	$78,794	$393,487	$75,575
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$62,419	$72,249	$78,794	$393,487	$75,575
Interest expense	36	—	—	—	—
Depreciation and amortization	78,237	78,138	79,673	70,141	74,697
Transaction costs	13	292	35	40	20
Loss (gain) on sales of real estate, net	—	(3,856)	—	—	112
Other expense (income), net	(1)	9	(29)	(311,912)	(7)
Equity loss (income) from unconsolidated JVs	(470)	(966)	(148)	877	1,209
Healthpeak's share of unconsolidated JVs NOI	967	948	784	2,161	3,145
Noncontrolling interests' share of consolidated JVs NOI	(49)	(38)	(43)	(34)	(66)
Portfolio NOI	$141,152	$146,776	$159,066	$154,760	$154,685
Adjustment to Portfolio NOI	(11,392)	(14,112)	(21,644)	(15,221)	(11,778)
Portfolio Cash (Adjusted) NOI(1)	$129,760	$132,664	$137,422	$139,539	$142,907
Adjustment to Portfolio NOI	11,392	14,112	21,644	15,221	11,778
Non-SS Portfolio NOI	(18,568)	(21,006)	(29,166)	(24,930)	(25,311)
SS Portfolio NOI	$122,584	$125,770	$129,900	$129,830	$129,374
Non-cash adjustment to SS Portfolio NOI	(9,912)	(10,998)	(12,231)	(11,769)	(10,292)
SS Portfolio Cash (Adjusted) NOI	$112,672	$114,772	$117,669	$118,061	$119,082

Medical Office

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Net income (loss)	$27,064	$58,417	$56,929	$47,663	$45,571
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$27,064	$58,417	$56,929	$47,663	$45,571
Interest expense	852	1,036	1,930	1,964	1,970
Depreciation and amortization	68,232	67,773	68,873	70,917	71,983
Transaction costs	28	4	70	94	1,087
Impairments and loan loss (reserves) recoveries, net	19,625	—	—	—	—
Loss (gain) on sales of real estate, net	(717)	—	(10,340)	(554)	235
Other expense (income), net	241	(10,937)	(1,264)	(154)	(354)
Equity loss (income) from unconsolidated JVs	(245)	(200)	(211)	(206)	(235)
Healthpeak's share of unconsolidated JVs NOI	462	433	460	443	485
Noncontrolling interests' share of consolidated JVs NOI	(6,302)	(6,218)	(6,217)	(6,410)	(6,555)
Portfolio NOI	$109,240	$110,308	$110,230	$113,757	$114,187
Adjustment to Portfolio NOI	(3,566)	(3,546)	(2,949)	(4,079)	(4,939)
Portfolio Cash (Adjusted) NOI(1)	$105,674	$106,762	$107,281	$109,678	$109,248
Adjustment to Portfolio NOI	3,566	3,546	2,949	4,079	4,939
Non-SS Portfolio NOI	(11,140)	(9,697)	(9,705)	(10,909)	(11,261)
SS Portfolio NOI	$98,100	$100,611	$100,525	$102,848	$102,926
Non-cash adjustment to SS Portfolio NOI	(3,877)	(3,340)	(1,918)	(2,669)	(3,585)
SS Portfolio Cash (Adjusted) NOI	$94,223	$97,271	$98,607	$100,179	$99,341

22

Reconciliations
In thousands

CCRC

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Net income (loss)	$(11,498)	$(2,965)	$(10,170)	$(19,821)	$(10,097)
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$(11,498)	$(2,965)	$(10,170)	$(19,821)	$(10,097)
Interest expense	1,923	1,865	1,876	1,887	1,881
Depreciation and amortization	31,645	31,822	31,943	32,132	32,477
Transaction costs	356	—	64	594	67
Other expense (income), net	314	(6,511)	(630)	7,086	1,435
Government grant income	—	6,552	209	4	—
Equity loss (income) from unconsolidated JVs	—	(539)	—	—	—
Healthpeak's share of unconsolidated JVs NOI	347	333	—	—	47
Portfolio NOI	$23,087	$30,557	$23,292	$21,882	$25,810
Adjustment to Portfolio NOI	1,271	—	—	—	2,299
Portfolio Cash (Adjusted) NOI(1)	$24,358	$30,557	$23,292	$21,882	$28,109
Adjustment to Portfolio NOI	(1,271)	—	—	—	(2,299)
Non-SS Portfolio NOI	61	157	443	350	294
SS Portfolio NOI	$23,148	$30,714	$23,735	$22,232	$26,104
Non-cash adjustment to SS Portfolio NOI	1,543	—	—	—	2,300
SS Portfolio Cash (Adjusted) NOI	$24,691	$30,714	$23,735	$22,232	$28,404

Other

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Net income (loss)	$7,671	$5,709	$5,395	$(1,801)	$3,221
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$7,671	$5,709	$5,395	$(1,801)	$3,221
Interest income	(5,904)	(5,494)	(5,493)	(5,963)	(6,350)
Transaction costs	27	—	—	—	—
Impairments and loan loss (reserves) recoveries, net	(923)	132	139	3,407	3,326
Loss (gain) on sales of real estate, net	—	—	—	4,703	622
Other expense (income), net	(3)	32	(18)	—	(1)
Equity loss (income) from unconsolidated JVs	(868)	(379)	(23)	(346)	(818)
Healthpeak's share of unconsolidated JVs NOI	4,602	4,305	4,065	4,240	4,141
Portfolio NOI	$4,602	$4,305	$4,065	$4,240	$4,141
Adjustment to Portfolio NOI	(32)	(8)	54	76	47
Portfolio Cash (Adjusted) NOI	$4,570	$4,297	$4,119	$4,316	$4,188
Interest income	5,904	5,494	5,493	5,963	6,350
Portfolio Income	$10,474	$9,791	$9,612	$10,279	$10,538
Interest income	(5,904)	(5,494)	(5,493)	(5,963)	(6,350)
Adjustment to Portfolio NOI	32	8	(54)	(76)	(47)
Non-SS Portfolio NOI	(4,602)	(4,305)	(4,065)	(4,240)	(4,141)
SS Portfolio NOI	$—	$—	$—	$—	$—
SS Portfolio Cash (Adjusted) NOI	$—	$—	$—	$—	$—

23

Reconciliations
In thousands

Corporate Non-Segment

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Net income (loss)	$(53,080)	$(58,067)	$(58,655)	$(61,542)	$(103,468)
Loss (income) from discontinued operations	(3,633)	(317)	(2,992)	1,298	(873)
Income (loss) from continuing operations	$(56,713)	$(58,384)	$(61,647)	$(60,244)	$(104,341)
Interest expense	33,740	34,685	38,061	40,227	45,562
General and administrative	26,043	23,831	24,781	24,549	57,872
Transaction costs	—	—	443	—	2,043
Other expense (income), net	(1,213)	(909)	(920)	(698)	(486)
Income tax expense (benefit)	(1,857)	777	(718)	(3,834)	(650)
Portfolio NOI	$—	$—	$—	$—	$—
______________________________________
(1)Portfolio Income and Portfolio Cash (Adjusted) NOI are the same for Life Science, Medical Office, and CCRC for all periods presented as there is no interest income related to such segments.

24

Reconciliations
In thousands

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
For the year ended December 31, 2022

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Net income (loss)	$620,105	$208,580	$(43,053)	$12,524	$(281,732)	$516,424
Loss (income) from discontinued operations	—	—	—	—	(2,884)	(2,884)
Income (loss) from continuing operations	$620,105	$208,580	$(43,053)	$12,524	$(284,616)	$513,540
Interest income	—	—	—	(23,300)	—	(23,300)
Interest expense	—	6,900	7,509	—	158,535	172,944
Depreciation and amortization	302,649	279,546	128,374	—	—	710,569
General and administrative	—	—	—	—	131,033	131,033
Transaction costs	387	1,255	725	—	2,486	4,853
Impairments and loan loss (reserves) recoveries, net	—	—	—	7,004	—	7,004
Loss (gain) on sales of real estate, net	(3,744)	(10,659)	—	5,325	—	(9,078)
Other expense (income), net	(311,939)	(12,709)	1,380	13	(3,013)	(326,268)
Income tax expense (benefit)	—	—	—	—	(4,425)	(4,425)
Government grant income	—	—	6,765	—	—	6,765
Healthpeak's share of unconsolidated joint venture NOI	7,038	1,821	380	16,751	—	25,990
Noncontrolling interests' share of consolidated joint venture NOI	(181)	(25,400)	—	—	—	(25,581)
Equity loss (income) from unconsolidated JVs	972	(852)	(539)	(1,566)	—	(1,985)
Portfolio NOI	$615,287	$448,482	$101,541	$16,751	$—	$1,182,061
Adjustment to NOI	(62,754)	(15,513)	2,300	169	—	(75,798)
Portfolio Cash (Adjusted) NOI	$552,533	$432,969	$103,841	$16,920	$—	$1,106,263
Interest Income	—	—	—	23,300	—	23,300
Portfolio Income	$552,533	$432,969	$103,841	$40,220	$—	$1,129,563
Interest income	—	—	—	(23,300)		(23,300)
Adjustment to NOI	62,754	15,513	(2,300)	(169)	—	75,798
Non-SS Portfolio NOI	(154,579)	(79,484)	1,244	(16,751)	—	(249,570)
SS Portfolio NOI(1)	$460,708	$368,998	$102,785	$—	$—	$932,491
Non-cash adjustment to SS Portfolio NOI	(36,837)	(7,967)	2,300	—	—	(42,504)
SS Portfolio Cash (Adjusted) NOI(1)	$423,871	$361,031	$105,085	$—	$—	$889,987

25

Reconciliations
In thousands

For the year ended December 31, 2021

	Life Science	Medical Office	CCRC	Other	Corporate Non-segment	Total
Net income (loss)	$244,521	$356,035	$(40,405)	$39,344	$(73,565)	$525,930
Loss (income) from discontinued operations	—	—	—	—	(388,202)	(388,202)
Income (loss) from continuing operations	$244,521	$356,035	$(40,405)	$39,344	$(461,767)	$137,728
Interest income	—	—	—	(37,773)	—	(37,773)
Interest expense	232	2,837	7,701	—	147,210	157,980
Depreciation and amortization	303,196	255,746	125,344	—	—	684,286
General and administrative	—	—	—	—	98,303	98,303
Transaction costs	24	323	1,445	49	—	1,841
Impairments and loan loss (reserves) recoveries, net	—	21,577	—	1,583	—	23,160
Loss (gain) on sales of real estate, net	—	(190,590)	—	—	—	(190,590)
Loss (gain) on debt extinguishments	—	—	—	—	225,824	225,824
Other expense (income), net	(55)	2,725	(2,141)	(486)	(6,309)	(6,266)
Income tax expense (benefit)	—	—	—	—	(3,261)	(3,261)
Government grant income	—	—	1,412	—	—	1,412
Healthpeak's share of unconsolidated joint venture NOI	3,921	1,708	464	17,518	—	23,611
Noncontrolling interests' share of consolidated joint venture NOI	(205)	(25,292)	—	—	—	(25,497)
Equity loss (income) from unconsolidated JVs	(1,118)	(794)	(1,484)	(2,704)	—	(6,100)
Portfolio NOI	$550,516	$424,275	$92,336	$17,531	$—	$1,084,658
Adjustment to NOI	(46,589)	(11,118)	3,241	(47)	—	(54,513)
Portfolio Cash (Adjusted) NOI	$503,927	$413,157	$95,577	$17,484	$—	$1,030,145
Interest Income	—	—	—	37,773	—	37,773
Portfolio Income	$503,927	$413,157	$95,577	$55,257	$—	$1,067,918
Interest income	—	—	—	(37,773)		(37,773)
Adjustment to NOI	46,589	11,118	(3,241)	47	—	54,513
Non-SS Portfolio NOI	(112,497)	(68,835)	1,482	(17,531)	—	(197,381)
SS Portfolio NOI(1)	$438,019	$355,440	$93,818	$—	$—	$887,277
Non-cash adjustment to SS Portfolio NOI	(34,667)	(8,455)	3,475	—	—	(39,647)
SS Portfolio Cash (Adjusted) NOI(1)	$403,352	$346,985	$97,293	$—	$—	$847,630
______________________________________
(1)The property count used for SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI differed for the three and twelve months ended December 31, 2022 and 2021.

26

Reconciliations
In thousands

Healthpeak's Share of Unconsolidated Joint Venture's NOI

Total Portfolio

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Equity income (loss) from unconsolidated JVs	$1,583	$2,084	$382	$(325)	$(156)
Depreciation and amortization	5,041	5,135	5,210	8,704	8,642
General and administrative	6	30	71	177	167
Loss (gain) on sales of real estate, net	329	(210)	150	239	45
Other expense (income), net	(130)	(1,067)	(592)	(2,069)	(861)
Income tax expense (benefit)	(451)	47	88	118	(19)
Healthpeak's Share of unconsolidated JVs NOI	$6,378	$6,019	$5,309	$6,844	$7,818

Life Science

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Equity income (loss) from unconsolidated JVs	$470	$966	$148	$(877)	$(1,209)
Depreciation and amortization	754	760	776	3,709	5,037
General and administrative	—	—	—	123	160
Other expense (income), net	(257)	(778)	(140)	(794)	(843)
Healthpeak's Share of unconsolidated JVs NOI	$967	$948	$784	$2,161	$3,145

Medical Office

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Equity income (loss) from unconsolidated JVs	$245	$200	$211	$206	$235
Depreciation and amortization	228	221	226	225	240
General and administrative	4	7	17	5	3
Loss (gain) on sales of real estate, net	(17)	(2)	—	—	—
Other expense (income), net	(5)	—	—	—	—
Income tax expense (benefit)	7	7	6	7	7
Healthpeak's Share of unconsolidated JVs NOI	$462	$433	$460	$443	$485

27

Reconciliations
In thousands

CCRC

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Equity income (loss) from unconsolidated JVs	$—	$539	$—	$—	$—
Loss (gain) on sales of real estate, net	346	(208)	150	—	45
Other expense (income), net	1	2	(150)	—	2
Healthpeak's Share of unconsolidated JVs NOI	$347	$333	$—	$—	$47

Other

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Equity income (loss) from unconsolidated JVs	$868	$379	$23	$346	$818
Depreciation and amortization	4,059	4,154	4,208	4,770	3,365
General and administrative	2	23	54	49	4
Other expense (income), net	131	(291)	(302)	(1,036)	(20)
Income tax expense (benefit)	(458)	40	82	111	(26)
Healthpeak's Share of unconsolidated JVs NOI	$4,602	$4,305	$4,065	$4,240	$4,141

28

Reconciliations
In thousands

Healthpeak's Share of Unconsolidated Joint Venture's NOI

For the year ended December 31, 2022

	Life Science	Medical Office	CCRC	Other	Total
Equity income (loss) from unconsolidated JVs	$(972)	$852	$539	$1,566	$1,985
Depreciation and amortization	10,282	911	—	16,498	27,691
General and administrative	282	33	—	129	444
Loss (gain) on sales of real estate, net	—	(2)	226	—	224
Other expense (income), net	(2,554)	—	(385)	(1,649)	(4,588)
Income tax expense (benefit)	—	27	—	207	234
Healthpeak's Share of unconsolidated JVs NOI	$7,038	$1,821	$380	$16,751	$25,990

For the year ended December 31, 2021

	Life Science	Medical Office	CCRC	Other	Total
Equity income (loss) from unconsolidated JVs	$1,118	$794	$1,484	$2,704	$6,100
Depreciation and amortization	3,022	885	—	13,174	17,081
General and administrative	2	26	—	202	230
Loss (gain) on sales of real estate, net	—	(17)	(1,017)	—	(1,034)
Other expense (income), net	(221)	—	(3)	3,554	3,330
Income tax expense (benefit)	—	20	—	(2,116)	(2,096)
Healthpeak's Share of unconsolidated JVs NOI	$3,921	$1,708	$464	$17,518	$23,611

29

Reconciliations
In thousands

Noncontrolling Interests' Share of Consolidated Joint Venture's NOI

Total Portfolio

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Income (loss) from continuing operations attributable to noncontrolling interest	$3,815	$3,730	$3,955	$4,016	$4,274
Gain on sales of real estate, net	76	(12)	—	—	—
Depreciation and amortization	4,768	4,693	4,710	4,696	4,657
Other expense (income), net	74	195	(26)	82	69
Dividends attributable to noncontrolling interest	(2,382)	(2,350)	(2,379)	(2,350)	(2,379)
Noncontrolling interests' share of consolidated JVs NOI	$6,351	$6,256	$6,260	$6,444	$6,621

Life Science

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Income (loss) from continuing operations attributable to noncontrolling interest	$956	$916	$946	$922	$1,000
Depreciation and amortization	25	20	25	13	31
Other expense (income), net	—	3	2	—	(35)
Dividends attributable to noncontrolling interest	(932)	(901)	(930)	(901)	(930)
Noncontrolling interests' share of consolidated JVs NOI	$49	$38	$43	$34	$66

Medical Office

	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Income (loss) from continuing operations attributable to noncontrolling interest	$2,859	$2,814	$3,009	$3,094	$3,274
Gain on sales of real estate, net	76	(12)	—	—	—
Depreciation and amortization	4,743	4,673	4,685	4,683	4,626
Other expense (income), net	74	192	(28)	82	104
Dividends attributable to noncontrolling interest	(1,450)	(1,449)	(1,449)	(1,449)	(1,449)
Noncontrolling interests' share of consolidated JVs NOI	$6,302	$6,218	$6,217	$6,410	$6,555

30

Reconciliations
In thousands

Noncontrolling Interests' Share of Consolidated Joint Venture's NOI

For the year ended December 31, 2022

	Life Science	Medical Office	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$3,784	$12,191	$15,975
Gain on sales of real estate, net	—	(12)	(12)
Depreciation and amortization	89	18,667	18,756
Other expense (income), net	(28)	350	322
Dividends attributable to noncontrolling interest	(3,664)	(5,796)	(9,460)
Noncontrolling interests' share of consolidated JVs NOI	$181	$25,400	$25,581

For the year ended December 31, 2021

	Life Science	Medical Office	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$3,727	$14,124	$17,851
Gain on sales of real estate, net	—	(3,404)	(3,404)
Depreciation and amortization	102	19,265	19,367
Other expense (income), net	47	667	714
Dividends attributable to noncontrolling interest	(3,671)	(5,360)	(9,031)
Noncontrolling interests' share of consolidated JVs NOI	$205	$25,292	$25,497

31

Reconciliations
In thousands

CCRC Pro Forma Portfolio Real Estate Revenues and NOI(1)

Pro Forma SS Portfolio Real Estate Revenues	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Portfolio Real Estate Revenues - SS(2)	$118,868	$128,112	$125,569	$122,146	$125,873
Pro forma adjustments to exclude government grants	—	(6,552)	(209)	(4)	—
Pro forma Portfolio Real Estate Revenues - SS(3)	$118,868	$121,560	$125,360	$122,143	$125,873

Pro Forma SS Portfolio Cash Real Estate Revenues	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Portfolio Cash Real Estate Revenues - SS(2)	$118,868	$128,112	$125,569	$122,146	$125,873
Pro forma adjustments to exclude government grants	—	(6,552)	(209)	(4)	—
Pro forma Portfolio Cash Real Estate Revenues - SS(3)	$118,868	$121,560	$125,360	$122,143	$125,873

Pro Forma SS Portfolio NOI	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
SS Portfolio NOI(4)	$23,148	$30,714	$23,735	$22,232	$26,104
Pro forma adjustment to exclude government grants	—	(6,552)	(209)	(4)	—
Pro forma SS Portfolio NOI(3)	$23,148	$24,162	$23,526	$22,228	$26,104

Pro Forma SS Portfolio Cash (Adjusted) NOI	Three Months Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
SS Portfolio Cash (Adjusted) NOI(4)	$24,691	$30,714	$23,735	$22,232	$28,404
Pro forma adjustment to exclude government grants	—	(6,552)	(209)	(4)	—
Pro forma SS Portfolio Cash (Adjusted) NOI(3)	$24,691	$24,162	$23,526	$22,228	$28,404
______________________________________
(1)May not foot due to rounding.
(2)See pages 13 and 14 of this document for a reconciliation of Portfolio Real Estate Revenues - SS and Portfolio Cash Real Estate Revenues - SS.
(3)Pro forma adjustments excludes government grants received under the CARES Act from Portfolio Real Estate Revenues.
(4)See pages 21 through 24 of this document for a reconciliation of SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI.

32

Reconciliations
In thousands, except per month data

REVPOR CCRC(1)

	Three Months Ended
REVPOR CCRC	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Portfolio Cash Real Estate Revenues(2)	$118,868	$128,445	$125,569	$122,146	$125,920
Other adjustments to REVPOR CCRC(3)	—	(333)	—	—	(47)
REVPOR CCRC revenues	$118,868	$128,112	$125,569	$122,146	$125,873

Average occupied units/month	5,852	5,939	5,952	5,894	5,918
REVPOR CCRC per month(4)	$6,770	$7,190	$7,032	$6,908	$7,090

	Three Months Ended
REVPOR CCRC excluding NREF Amortization	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
REVPOR CCRC revenues	$118,868	$128,112	$125,569	$122,146	$125,873
NREF Amortization	(19,745)	(18,957)	(19,444)	(19,706)	(21,260)
REVPOR CCRC revenues excluding NREF Amortization	$99,123	$109,155	$106,125	$102,440	$104,612

Average occupied units/month	5,852	5,939	5,952	5,894	5,918
REVPOR CCRC excluding NREF Amortization per month(4)	$5,646	$6,126	$5,943	$5,794	$5,892

	Three Months Ended
SS REVPOR CCRC	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
SS REVPOR CCRC revenues(5)	$118,868	$128,112	$125,569	$122,146	$125,873

SS average occupied units/month	5,852	5,939	5,952	5,894	5,918
SS REVPOR CCRC per month(4)	$6,770	$7,190	$7,032	$6,908	$7,090

	Three Months Ended
SS REVPOR CCRC excluding NREF Amortization	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
SS REVPOR CCRC revenues(5)	$118,868	$128,112	$125,569	$122,146	$125,873
NREF Amortization	(19,745)	(18,957)	(19,444)	(19,706)	(21,260)
SS REVPOR CCRC revenues excluding NREF Amortization	$99,123	$109,155	$106,125	$102,440	$104,612

SS Average occupied units/month	5,852	5,939	5,952	5,894	5,918
SS REVPOR CCRC excluding NREF Amortization per month(4)	$5,646	$6,126	$5,943	$5,794	$5,892

	Three Months Ended
PRO FORMA SS REVPOR CCRC	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Pro Forma SS REVPOR CCRC revenues(6)	$118,868	$121,560	$125,360	$122,143	$125,873

SS average occupied units/month	5,852	5,939	5,952	5,894	5,918
SS REVPOR CCRC per month(4)	$6,770	$6,822	$7,020	$6,908	$7,090

33

Reconciliations
In thousands, except per month data

	Three Months Ended
PRO FORMA SS REVPOR CCRC excluding NREF Amortization	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Pro Forma SS REVPOR CCRC revenues(6)	$118,868	$121,560	$125,360	$122,143	$125,873
NREF Amortization	(19,745)	(18,957)	(19,444)	(19,706)	(21,260)
SS REVPOR CCRC revenues excluding NREF Amortization	$99,123	$102,603	$105,916	$102,436	$104,612

Average occupied units/month	5,852	5,939	5,952	5,894	5,918
SS REVPOR CCRC excluding NREF Amortization per month(4)	$5,646	$5,758	$5,931	$5,794	$5,892
_____________________________________
(1)May not foot due to rounding.
(2)See pages 13 and 14 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue from facilities that are held for sale or sold.
(4)Represents the quarter REVPOR CCRC divided by a factor of three.
(5)See pages 13 and 14 of this document for a reconciliation of Portfolio Cash Real Estate Revenues - SS.
(6)See page 32 of this document for a reconciliation of Pro forma Portfolio Real Estate Revenues - SS which is the same as Pro Forma SS REVPOR CCRC revenues.

34

Reconciliations
In thousands

Other Pro Forma Portfolio Real Estate Revenues and NOI(1)

	Three Months Ended
Pro Forma Portfolio Real Estate Revenues	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Portfolio Real Estate Revenues(2)	$17,972	$18,360	$18,215	$18,839	$18,969
Pro forma adjustments to exclude government grants	(739)	(315)	—	(183)	—
Pro forma Portfolio Real Estate Revenues(3)	$17,232	$18,045	$18,215	$18,657	$18,969

	Three Months Ended
Pro Forma Portfolio Cash Real Estate Revenues	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Portfolio Cash Real Estate Revenues(2)	$17,968	$18,383	$18,301	$18,905	$19,024
Pro forma adjustments to exclude government grants	(739)	(315)	—	(183)	—
Pro forma Portfolio Cash Real Estate Revenues(3)	$17,228	$18,067	$18,301	$18,722	$19,024

	Three Months Ended
Pro Forma Portfolio NOI	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Portfolio NOI(4)	$4,602	$4,305	$4,065	$4,240	$4,141
Pro forma adjustments to exclude government grants	(739)	(315)	—	(183)	—
Pro forma Portfolio NOI(3)	$3,863	$3,990	$4,065	$4,058	$4,141

	Three Months Ended
Pro Forma Portfolio Cash (Adjusted) NOI	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Portfolio Cash (Adjusted) NOI(4)	$4,570	$4,297	$4,119	$4,316	$4,188
Pro forma adjustments to exclude government grants	(739)	(315)	—	(183)	—
Pro forma Portfolio Cash (Adjusted) NOI(3)	$3,831	$3,981	$4,119	$4,134	$4,188
______________________________________
(1)May not foot due to rounding.
(2)See pages 13 and 14 of this document for a reconciliation of Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues.
(3)Pro forma adjustments excludes government grants received under the CARES Act for Portfolio Real Estate Revenues.
(4)See pages 21 through 24 of this document for a reconciliation of Portfolio NOI and Portfolio Cash (Adjusted) NOI.

35

Reconciliations
In thousands, except per month data

REVPOR Other(1)

	Three Months Ended
REVPOR Other	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Portfolio Cash Real Estate Revenues(2)	$17,968	$18,383	$18,301	$18,905	$19,024
Other adjustments to REVPOR Other(3)	(3,863)	(2,201)	(2,280)	(2,371)	(2,423)
REVPOR Other revenues	$14,105	$16,182	$16,021	$16,534	$16,601

Average occupied units/month	1,142	1,261	1,261	1,289	1,302
REVPOR Other per month(4)	$4,118	$4,278	$4,234	$4,276	$4,250

	Three Months Ended
Pro Forma REVPOR Other	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
REVPOR Other revenues	$14,105	$16,182	$16,021	$16,534	$16,601
Pro Forma adjustments to REVPOR Other(5)	(532)	(258)	—	(168)	—
Pro Forma REVPOR Other revenues	$13,573	$15,923	$16,021	$16,365	$16,601

Average occupied units/month	1,142	1,261	1,261	1,289	1,302
Pro Forma REVPOR Other per month(4)	$3,963	$4,210	$4,234	$4,232	$4,250
______________________________________
(1)May not foot due to rounding.
(2)See pages 13 and 14 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue for assets in redevelopment or recently completed redevelopments that are not yet stabilized.
(4)Represents the quarter REVPOR Other divided by a factor of three.
(5)Pro forma adjustments excludes government grants received under the CARES Act for the stabilized properties included in REVPOR Other revenues.

36

Reconciliations
In thousands

Discontinued Operations Reconciliation
The results of discontinued operations during the three and twelve months ended December 31, 2022 and 2021, or through the disposal date of each asset or portfolio of assets held within discontinued operations if sold during such periods, as applicable, are presented below and are included within the Income (loss) from discontinued operations line of the Consolidated Statements of Operations in the accompanying Earnings Release and Supplemental Report. In order to facilitate reconciliation of amounts through this Discussion and Reconciliation of Non-GAAP Financial Measures and the accompanying Earnings Release and Supplemental Report, detailed financial information for discontinued operations for the three and twelve months ended December 31, 2022 and 2021 is presented below (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenues:
Rental and related revenues	$—	$—	$—	$7,535
Resident fees and services	725	3,159	7,489	114,936
Total revenues	725	3,159	7,489	122,471
Costs and expenses:
Interest expense	—	—	—	3,900
Operating	—	4,396	6,452	122,571
Transaction costs	—	—	—	76
Impairments and loan loss reserves (recoveries), net	—	—	—	32,736
Total costs and expenses	—	4,396	6,452	159,283
Other income (expense):
Gain (loss) on sales of real estate, net	(17)	6,063	1,344	414,721
Other income (expense), net	154	(960)	169	4,189
Total other income (expense), net	137	5,103	1,513	418,910
Income (loss) before income taxes and equity income (loss) from unconsolidated joint ventures	862	3,866	2,550	382,098
Income tax benefit (expense)	11	(376)	270	969
Equity income (loss) from unconsolidated joint ventures	—	143	64	5,135
Income (loss) from discontinued operations	$873	$3,633	$2,884	$388,202

37